Merrill Lynch U.S. Treasury Money Fund

                   Supplement dated January 15, 2002 to the
            Statement of Additional Information dated March 6, 2001


         The first paragraph under the section captioned "Distribution" is amended by adding the following language:


                           The Trustees of the Fund have approved an amendment
                  to the Fund's Distribution Plan, which took effect on January 1, 2002. The amendment will not increase the amount of fees currently paid by the Fund under the Distribution Plan. Under the amended Distribution Plan (the "Amended Distribution Plan"), the Fund will pay Merrill Lynch a fee for providing, or arranging for the provision of, account maintenance and sales and promotional activities and services with respect to shares of the Fund. The fee will be paid to Merrill Lynch, who will then determine, based on a number of criteria, how to allocate such fee among Merrill Lynch Financial Advisers and other Merrill Lynch affiliates. As under the current Distribution Plan, in the event that the aggregate payments received by Merrill Lynch under the Amended Distribution Plan in any year should exceed the amount of the distribution and shareholder servicing expenditures incurred by Merrill Lynch, Merrill Lynch is required to reimburse the Fund the amount of such excess.